SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1999

                            FOR THE JNL SERIES TRUST


         Under the heading "JNL/S&P Conservative Growth Series" and the sub-heading "Principal Investment Strategies," the JNL/Putnam Growth Series and the JNL/Putnam Value Equity Series should be deleted from the group of Underlying Series offered.

         Under the heading "JNL/S&P Moderate Growth Series" and the sub-heading "Principal Investment Strategies," the JNL/Putnam Growth Series and the JNL/Putnam Value Equity Series should be deleted from the group of Underlying Series offered.

         Under the heading "JNL/S&P Aggressive Growth Series" and the sub-heading "Principal Investment Strategies," the JNL/Putnam Growth Series and the JNL/Putnam Value Equity Series should be deleted from the group of Underlying Series offered.

This Supplement is dated February 1, 2000